Exhibit 32.1

Certification Pursuant to
U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Executive Chairman of Post Holdings, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)
the annual report on Form 10-K for the period ended September 30, 2015, filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 25, 2015	By:	/s/ William P. Stiritz
William P. Stiritz
Executive Chairman

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of Post Holdings, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)
the annual report on Form 10-K for the period ended September 30, 2015, filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 25, 2015	By:	/s/ Robert V. Vitale
Robert V. Vitale
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the SVP and Chief Financial Officer of Post Holdings, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)
the annual report on Form 10-K for the period ended September 30, 2015, filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 25, 2015	By:	/s/ Jeff A. Zadoks
Jeff A. Zadoks
SVP and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.